                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 21, 2003
                                                 ------------------


                          Community Capital Corporation
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)



                  0-18460                                57-0866395
                  -------                                ----------
          (Commission File Number)            (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
               --------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)


                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On May 21, 2003, CapitalBank, a wholly-owned subsidiary of Community Capital Corporation, announced the signing of a Marketing Agreement (the "Agreement") with Benefits Coordinators, Inc. ("BCI") pursuant to which CapitalBank will assist BCI in the marketing of employee welfare plans, including but not limited to plans for life, medical, dental and disability insurance, to CapitalBank's customers. A copy of the Agreement and the News Release are attached hereto as exhibits.

Item 7.   Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c) Exhibits.

     Exhibit 10.37 - Marketing Agreement dated May 21, 2003, by and between CapitalBank and Benefit Coordinators, Inc.

     Exhibit 99.1 - News Release of Registrant dated May 21, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMUNITY CAPITAL CORPORATION

Date: May 22, 2003                    By:      /s/ WILLIAM G. STEVENS
                                           --------------------------
                                                   William G. Stevens
                                      Its: President and Chief Executive Officer